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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):         February 14, 2005


                 Charles River Laboratories International, Inc.
                      ----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   001-15943                 06-1397316
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


  251 Ballardvale St., Wilmington,
          Massachusetts                                        01887
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(Address of principal executive offices)                     (Zip Code)


  Registrant's telephone number, including area code:         978-658-6000


                                 Not Applicable
           ---------------------------------------------------------
          Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

EXPLANATORY NOTE

This Form 8-K/A (the "Form 8-K/A") is an amendment to the Current Report on Form 8-K of Charles River Laboratories International, Inc., dated February 14, 2005 (the "Form 8-K"). The purpose of the Form 8-K/A is to correct an error in the diluted earnings per common share line item on the income statement attached to the press release and furnished as Exhibit 99.1 to the Form 8-K. Except for correction of this error, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.


Item 2.02  Results of Operations and Financial Condition

On February 14, 2005, Charles River Laboratories International, Inc. issued a press release with respect to its earnings for the fiscal quarter and year-to-date ended December 25, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit No.  Exhibit Description

99.1         Press release dated February 14, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Charles River Laboratories
                                           International, Inc.

February 14, 2005                          By: /s/ Jody Acford
                                               ---------------------------------
                                           Name: Jody Acford
                                           Title: Sr. Vice President and
                                                  General Counsel